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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                               ----------------

                                    FORM 8-K

                                 CURRENT REPORT

   Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934

      Date of Report (Date of Earliest Event Reported): February 14, 2001

                            FOX SPORTS NETWORKS, LLC
             (Exact Name of Registrant as Specified in its Charter)

           Delaware                        333-38689                        95-4577574
State(or other jurisdiction of      (Commission File Number)     (IRS Employer Identification No.)
       incorporation)

             1440 South Sepulveda Boulevard, Los Angeles, CA. 90025
                    (Address of principal executive offices)

       Registrant's Telephone Number, including area code: (310) 444-8123

             ----------------------------------------------------
                 (Former Address, if changed since last report)

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

Item 2. Acquisition or Disposition of Assets.

  On February 14, 2001 (the "Closing Date"), (i) Affiliated Regional Communications, Ltd., a Colorado limited partnership ("ARC"), a subsidiary of Fox Sports Networks, LLC, a limited liability company organized under the laws of the State of Delaware (together with its subsidiaries, the "Company"), sold its 34.298% limited partnership interest in Home Team Sports Limited Partnership, a Delaware limited partnership ("HTS"), the owner of a regional sports network serving the Baltimore/Washington, D.C. metropolitan area, to Comcast Corporation, a Pennsylvania corporation ("Comcast") (the "HTS Transaction"), and (ii) Fox Sports Net Minnesota, LLC, a Delaware limited liability company and wholly-owned subsidiary of the Company ("Fox Sports Net Minnesota"), acquired from Viacom Inc., a Delaware corporation ("Viacom"), certain assets and liabilities related to Midwest Sports Channel ("Midwest Sports Channel"), a regional sports network serving the Minneapolis, Minnesota and Milwaukee, Wisconsin metropolitan areas (the "MSC Transaction").

  The sale of ARC's interest in HTS was made pursuant to the terms of a Purchase Agreement dated as of August 28, 2000 (the "HTS Agreement"), by and among Comcast, ARC and Fox Entertainment Group, Inc., a Delaware corporation and the parent of the Company ("Fox Entertainment").

  The purchase of the Midwest Sports Channel assets and liabilities was made pursuant to the terms of an Asset Purchase Agreement dated as of June 30, 2000, by and between Comcast and Viacom, as amended by Amendment No. 1 dated as of July 28, 2000 and Amendment No. 2 dated as of August 28, 2000 (the "Purchase Agreement"). Pursuant to the Purchase Agreement, Viacom agreed to sell to Comcast its interest in HTS and certain assets and liabilities related to Midwest Sport Channel, as set forth therein. Pursuant to the terms of an Assignment and Assumption Agreement dated as of August 28, 2000 (the "MSC Assignment"), by and among Viacom, Comcast, Fox Sports Net Minnesota and Fox Entertainment, Comcast agreed to assign to Fox Sports Net Minnesota its rights and obligations under the Purchase Agreement with respect to Midwest Sports Channel.

  The HTS Agreement and the MSC Assignment were entered into pursuant to the terms of a Memorandum of Understanding (the "MOU") dated August 28, 2000, by and among ARC, Fox Cable Network Services, LLC, Fox Entertainment, Comcast and Viacom. As contemplated by the MOU, on the Closing Date (i) the sale of ARC's interest in HTS to Comcast was consummated pursuant to the HTS Agreement, and Comcast paid to ARC approximately $1 million pursuant to the terms of a working capital adjustment contained in the HTS Agreement; (ii) the sale of certain assets and liabilities related to Midwest Sports Channel by Comcast to Fox Sports Net Minnesota (the "MSC Acquisition") was consummated pursuant the Purchase Agreement and the MSC Assignment, and Fox Sports Net Minnesota paid to Viacom the purchase price of $18 Million due in respect of the MSC Acquisition under the Purchase Agreement, plus approximately $1.9 million pursuant to the terms of a working capital adjustment related to Midwest Sports Channel contained in the Purchase Agreement; (iii) Fox Sports Net Minnesota paid to Comcast $15 Million in connection with the MSC Assignment;
(iv) various subsidiaries and affiliates of the Company entered into new or amended carriage agreements with Comcast related to the distribution of their programming services on Comcast's cable systems, including carriage agreements with Fox Sports Net Southwest, d/b/a Fox Sports Net Arkansas, a division of ARC Holdings, Ltd., Fox Sports Net Arizona, LLC d/b/a Fox Sports Net New Mexico, FX Networks, LLC and Fox News Network, LLC; and (v) the parties and certain of their affiliates executed and delivered mutual releases and terminated certain pending litigation arising out of Viacom's proposed sale of its interest in HTS to Comcast. The consideration received by ARC for its interest in HTS, consisting primarily of the carriage arrangements discussed above, was determined by arms-length negotiations among the parties based upon the consideration received by Viacom in connection with its concurrent sale to Comcast of its interest in HTS pursuant to the Purchase Agreement. To the extent that such carriage arrangements relate to programming services not owned by the Company, the Company will receive consideration from its affiliates. The consideration paid by Fox Sports Net Minnesota in connection with the MSC Transaction was determined by arms-length negotiations among the parties. The source of the approximately $34.9 million of cash used to consummate the transactions under the Purchase Agreement and the MSC Assignment was borrowings under an existing credit facility provided by an affiliate of the Company.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

  a. Financial statements of business acquired. As of the date of filing of this Form 8-K, it is impracticable for the Registrant to provide the financial statements required by this Item 7(a). In accordance with Item 7(a)(4) of Form 8-K, such financial statements shall be filed by amendment to this Form 8-K not later than 60 days after the date of this Form 8-K.

  b. Pro Forma Financial Information.

            UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL INFORMATION

  The following unaudited pro forma consolidated statements of operations for the year ended June 30, 2000 and for the six month period ended December 31, 2000 reflect, on a consolidated basis, the results of operations of the Company, as if the HTS Transaction and MSC Transaction had occurred as of the first day of the periods presented. The pro forma information is based on the historical financial statements of the Company, giving effect to the adjustments described in the accompanying notes to the unaudited pro forma consolidated financial statements.

  The following unaudited pro forma consolidated balance sheet reflects the HTS Transaction and MSC Transaction as if they had occurred as of December 31, 2000.

  The unaudited pro forma consolidated financial statements have been prepared by the Company's management based upon the financial statements of the Company. These pro forma consolidated financial statements are not necessarily indicative of the actual results of operations or financial position that would have been achieved by the Company had the HTS Transaction and MSC Transaction occurred as of the dates indicated or which may be obtained in the future. The pro forma consolidated financial statements should be read in conjunction with the audited consolidated financial statements and notes thereto included in the Company's Annual Report on Form 10-K for the year ended June 30, 2000.

                      Pro Forma Consolidated Balance Sheet

                                  (Unaudited)
                            As of December 31, 2000

                            Company   Pro Forma HTS  Pro Forma MSC   Pro Forma
                          As reported Transaction(a) Transaction(b) Consolidated
                          ----------- -------------- -------------- ------------
                                          (Dollars in thousands)
         ASSETS

Current assets:
  Cash and cash
   equivalents..........  $   22,535     $   --         $   --       $   22,535
  Trade and other
   receivables, net.....     193,475         --           7,431         200,906
  Receivables from
   equity affiliates,
   net..................      16,413         --              --          16,413
  Program rights........     153,209         --           4,454         157,663
  Prepaid expenses and
   other current
   assets...............      51,461         --             544          52,005
                          ----------     -------        -------      ----------
    Total current
     assets.............     437,093         --          12,429         449,522
Property and equipment,
 net....................      65,176         --           5,024          70,200
Investments in
 affiliates.............     944,425      (7,800)           --          936,625
Program rights..........     164,608         --             --          164,608
Excess cost, net........     473,158         --          27,459         500,617
Other assets............      44,083      15,000            --           59,083
                          ----------     -------        -------      ----------
      Total Assets......  $2,128,543     $ 7,200        $44,912      $2,180,655
                          ==========     =======        =======      ==========

LIABILITIES AND MEMBERS'
         EQUITY
Current liabilities:
  Accounts payable and
   accrued expenses.....  $  181,508     $   --         $ 3,093      $  184,601
  Program rights
   payable..............      98,164         --           2,914         101,078
  Current portion of
   long-term debt.......       2,552         --             --            2,552
  Accrued interest......      17,588         --             --           17,588
  Other current
   liabilities..........      11,159         --           3,956          15,115
                          ----------     -------        -------      ----------
    Total current
     liabilities........     310,971         --           9,963         320,934
Non-current program
 rights payable.........     105,342         --             --          105,342
Long-term debt, net of
 current portion........   1,642,653     (31,026)        34,949       1,646,576
Minority interest.......      25,737         --             --           25,737
Commitments and
 contingencies
Members' equity.........      43,840      38,226            --           82,066
                          ----------     -------        -------      ----------
    Total Liabilities
     and Members'
     Equity.............  $2,128,543     $ 7,200        $44,912      $2,180,655
                          ==========     =======        =======      ==========

                 Pro Forma Consolidated Statement of Operations

                                  (Unaudited)
                        For The Year Ended June 30, 2000

                            Company   Pro Forma HTS  Pro Forma MSC   Pro Forma
                          As reported Transaction(a) Transaction(b) Consolidated
                          ----------- -------------- -------------- ------------
                                          (Dollars in thousands)
Revenues:
  Programming...........   $424,401      $   --         $23,432       $447,833
  Advertising...........    241,313          --           9,128        250,441
  Direct broadcast......    137,420          --           5,654        143,074
  Other.................     68,532          --             388         68,920
                           --------      -------        -------       --------
                            871,666          --          38,602        910,268
                           --------      -------        -------       --------
Expenses:
  Operating.............    614,980          --          26,291        641,271
  General and
   administrative.......     75,834          --           1,043         76,877
  Depreciation and
   amortization.........     48,094          --           1,597         49,691
                           --------      -------        -------       --------
                            738,908          --          28,931        767,839
                           --------      -------        -------       --------
Operating income........    132,758          --           9,671        142,429

Other (income) expenses:
  Interest, net.........    129,640          --             407        130,047
  Subsidiaries' income
   tax expense..........      2,039          --             --           2,039
  Equity loss of
   affiliates, net......      6,345        3,794            --          10,139
  Other, net............        467          --             --             467
  Minority interest.....      5,320          --             --           5,320
                           --------      -------        -------       --------
                            143,811        3,794            407        148,012
                           --------      -------        -------       --------
Net (loss) income.......   $(11,053)     $(3,794)       $ 9,264       $ (5,583)
                           ========      =======        =======       ========

                 Pro Forma Consolidated Statement of Operations

                                  (Unaudited)
                   For The Six Months Ended December 31, 2000

                            Company   Pro Forma HTS  Pro Forma MSC   Pro Forma
                          As reported Transaction(a) Transaction(b) Consolidated
                          ----------- -------------- -------------- ------------
                                   (Dollars in thousands)
Revenues:
  Programming...........   $232,345      $   --         $12,634       $244,979
  Advertising...........    114,689          --           4,922        119,611
  Direct broadcast......     77,467          --           3,048         80,515
  Other.................     35,658          --             209         35,867
                           --------      -------        -------       --------
                            460,159          --          20,813        480,972
                           --------      -------        -------       --------
Expenses:
  Operating.............    298,475          --          13,874        312,349
  General and
   administrative.......     42,504          --             551         43,055
  Depreciation and
   amortization.........     28,185          --           1,149         29,334
                           --------      -------        -------       --------
                            369,164          --          15,574        384,738
                           --------      -------        -------       --------
Operating income........     90,995          --           5,239         96,234

Other (income) expenses:
  Interest, net.........     72,009          --             161         72,170
  Subsidiaries' income
   tax expense..........        166          --             --             166
  Equity (income) loss
   of affiliates, net...     (2,474)       3,546            --           1,072
  Other, net............         22          --             --              22
  Minority interest.....      2,125          --             --           2,125
                           --------      -------        -------       --------
                             71,848        3,546            161         75,555
                           --------      -------        -------       --------
Net income (loss).......   $ 19,147      $(3,546)       $ 5,078       $ 20,679
                           ========      =======        =======       ========

                   NOTES TO PRO FORMA FINANCIAL INFORMATION

(a) The pro forma adjustments give effect to the HTS Transaction, removing the Company's equity in the income of HTS for the year ended June 30, 2000 and the six months ended December 31, 2000, as well as removing the carrying value of the Company's investment in HTS as of December 31, 2000. The proceeds from the sale of the Company's interest in HTS consist primarily of carriage agreements with Comcast for programming services of various subsidiaries and affiliates of the Company and a working capital adjustment of approximately $1.0 million. A pro forma adjustment of $15.0 million to other assets reflects the value of the cable carriage fees associated with the carriage arrangements with Comcast by various subsidiaries of the Company. This non-current asset will be amortized over the term of the carriage arrangements, and will commence with the launch of subscribers. The pro forma adjustments do not consider the launch of any incremental subscribers in the periods presented and accordingly, no incremental programming revenue or amortization of cable carriage fees are reflected. With respect to carriage arrangements related to programming services of affiliates, the Company will receive consideration of approximately $30.0 million from such affiliates, which will be used to pay down a portion of the outstanding debt under the existing credit facility. The excess of the net proceeds over the carrying value of the Company's investment in HTS is reflected as an adjustment to members' equity.

(b) The pro forma adjustments give effect to the MSC Transaction, reflecting the operations of Midwest Sports Channel for the year ended June 30, 2000 and the six months ended December 31, 2000, as well as reflecting the net assets and liabilities of Midwest Sports Channel as of December 31, 2000. As consideration for the MSC Transaction, the Company paid $18.0 million to Viacom in connection with the MSC Acquisition, a working capital adjustment of approximately $1.9 million to Viacom and $15.0 million to Comcast in connection with the MSC Assignment. The excess of the net purchase price of approximately $34.9 million over the net assets acquired of Midwest Sports Channel of approximately $7.5 million is reflected as an adjustment to excess cost and is amortized on a pro forma basis over a period of 40 years. The Company used its existing credit facility to finance the MSC Transaction. The pro forma adjustments reflecting the results of operations of Midwest Sports Channel for the year ended June 30, 2000 and the six months ended December 31, 2000 were derived from its most recent available twelve month calendar 2000 and 1999 financial statements.

  c. Exhibits. Item 7 is supplemented by the addition of the following:

 Exhibit
   No.                                 Description
 -------                               -----------

 2.1     Purchase Agreement dated as of August 28, 2000 by and among ARC,
         Comcast and Fox Entertainment Group.

         Asset Purchase Agreement dated as of June 30, 2000 between Viacom and
 2.2     Comcast.

         Amendment No. 1 to the Asset Purchase Agreement dated as of June 30,
 2.3     2000.

         Amendment No. 2 to the Asset Purchase Agreement dated as of June 30,
 2.4     2000.

 2.5     Assignment and Assumption Agreement, dated as of August 28, 2000 among
         Viacom, Comcast, Fox Sports Net Minnesota and Fox Entertainment Group.

                                   SIGNATURES

  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 1, 2001

                                          FOX SPORTS NETWORKS, LLC

                                                  /s/ Andrew J. Mandell
                                          By: _________________________________
                                                     Andrew J. Mandell
                                              Executive Vice President, Chief
                                                     Financial Officer

                               INDEX TO EXHIBITS

 Exhibit
   No.                                 Description
 -------                               -----------

 2.1     Purchase Agreement dated as of August 28, 2000 by and among ARC,
         Comcast and Fox Entertainment Group.

 2.2     Asset Purchase Agreement dated as of June 30, 2000 between Viacom and
         Comcast.

 2.3     Amendment No. 1 to the Asset Purchase Agreement dated as of June 30,
         2000.

 2.4     Amendment No. 2 to the Asset Purchase Agreement dated as of June 30,
         2000.

 2.5     Assignment and Assumption Agreement, dated as of August 28, 2000 among
         Viacom, Comcast, Fox Sports Net Minnesota and Fox Entertainment Group.